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                                 EXHIBIT 10.103

                            SECURED PROMISSORY NOTE

$175,000.00                                                    FEBRUARY 13, 1996

         FOR VALUE RECEIVED, the undersigned maker, NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, ("Maker"), promises to pay to the order of PROACTIVE PARTNERS L.P. ("Payee"), the principal sum of One Hundred Seventy-Five Thousand and No/100 Dollars ($175,000), together with interest on the principal balance remaining unpaid at the rate of prime rate plus two percent (2%) per annum. The prime rate shall be that rate published from time to time by the Silicon Valley Bank.

    Payment shall be make hereunder as follows:

    (a) a payment of all outstanding principal shall be made, together with interest accrued thereon at the aforesaid rate, on June 12, 1996.

         Payments made hereunder shall be applied first to interest and then to principal.

         Payment of principal and interest due hereunder are payable at 50 Osgood Place, Penthouse, San Francisco, CA 94153, or at such other place as the holder hereof may, from time to time designate in writing, in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment. The Maker shall execute appropriate documentation to provide Holder with a security interest in accounts receivable junior to the security interest of Silicon Valley Bank.

         The occurrence of any of the following events shall be deemed an Event of Default hereunder:

    (a) if any default occurs with respect to the payment of interest or principal due with respect to this Note which is not cured within five
         (5) days after the Company receives written notice from the Holder of the occurrence of such default; or

    (b) if a receiver is appointed with respect to Maker's assets, which appointment is not vacated within thirty (30) days, or if Maker becomes insolvent or files a voluntary petition seeking relief from its creditors under the United States Bankruptcy Code or if an involuntary petition is filed seeking to adjudicate Maker a bankrupt under the United States Bankruptcy Code, unless such petition is vacated within thirty (30) days; or





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    (c)  if the Maker fails, after five (5) days' notice, to deliver the requested documentation for the security interest of this Note.

         Upon the occurrence of any one or more of the foregoing Events of Default, the principal of this Note or any unpaid part thereof and all interest accrued thereon shall, in the sole discretion of the holder, at once become due and payable and may be collected forthwith without notice to Maker, regardless of the stipulated date of maturity; TIME BEING OF THE ESSENCE OF THIS NOTE.

         Maker hereby waives protest, demand, presentment and notice of dishonor, the right of exemption under the Constitution and laws of Texas, notice of Maturity, nonpayment and all requirements necessary to hold it liable as Maker. Failure to accelerate the debt by reason of the occurrence of an Event of Default shall not be construed as a novation or a waiver of the right of the holder to thereafter insist upon strict compliance with the terms of this Note without previous notice of such intention being given to the undersigned.

         The indebtedness evidenced by this Note may be prepaid in part or in full at any time without penalty with interest to date of payment only.

         It is agreed that Maker shall pay all costs of collection, including reasonable attorneys' fees, on failure to pay any principal or interest when due on this Note. Such costs and attorneys' fees shall include, but not be limited to, reasonable attorneys' fees incurred by the holder hereof in any and all judicial proceedings, including appellate and bankruptcy proceedings, arising out of enforcement or collection of this whether such costs and expenses arise before or after entry of final judgment or arise without filing suit.

         This note is to be construed according to the laws of Texas.

         Any and all notices shall be addressed as follows:

         IF TO MAKER:
         NDE ENVIRONMENTAL CORPORATION
         8906 Wall Street, Suite 306
         Austin, Texas 78754
         Attn:  A. Daniel Sharplin
         Telephone:  512/719-4633
         Facsimile:  512/719-5517

         IF TO PAYEE:
         Proactive Partners L.P.
         50 Osgood Place, Penthouse
         San Francisco, CA 94153
         Attn:  Charles McGettigan
         Telephone:  415/986-4433





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         Facsimile:  415/986-3617


         In case any one or more of the provisions contained in this Note shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and this Note shall be interpreted as if such invalid, illegal or unenforceable provision was not contained herein. The total liability of Maker for payment in the nature of interest shall not exceed the limits provided by the usury laws of Texas and any amount paid in excess thereof shall be refunded or credited with interest thereon an required by law.

         IN WITNESS WHEREOF, the undersigned Maker has duly executed this Note as of the 13th day of February, 1996.


                                        NDE ENVIRONMENTAL CORPORATION



                                        By: ________________________________
                                            A. Daniel Sharplin, President





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